Exhibit 10.3

EAGLE BANCORP, INC.

SUBSCRIPTION AGREEMENT

Eagle Bancorp, Inc.

Attention: Ronald D. Paul

7815 Woodmont Avenue

Bethesda, Maryland 20814

Ladies and Gentlemen:

1.             Subscription.  The undersigned hereby irrevocably subscribes for and agrees to purchase                    dollars principal amount of the 10% Subordinated Notes due 2014 (the “Notes”) of Eagle Bancorp, Inc., a Maryland corporation (the “Company”), at a price of 100% of the principal amount thereof, for a total purchase price of $                          (the “Purchase Price”), in accordance with the terms and conditions of the offering by the Company as set forth herein.  This Subscription Agreement (the “Agreement”) may be rejected in whole or in part by the Company at any time prior to the closing of the sale of Notes subscribed to hereby. Notwithstanding the Company’s power of rejection and the provisions of Section 6 hereof, this Subscription Agreement is binding upon the undersigned and may not be revoked by him/her after its execution and delivery to the Company.

2.             Payment of Purchase Price.  The undersigned hereby tenders herewith full payment of the Purchase Price, namely $                                    , by check or wire transfer payable to “Eagle Bancorp, Inc. Sub Debt Escrow Account” (the “Escrow Account”). Following acceptance of this Agreement and Closing hereunder, certificates representing all of the Notes that the undersigned is purchasing, registered in the name of the undersigned, and legended in accordance with the provisions hereof, will be promptly delivered to the undersigned.  Until the Closing, all subscriber funds will be held by  EagleBank in the Escrow Account, for the benefit of subscribers, which account shall bear interest for the benefit of subscribers, payable after the Closing, at a rate equal to EagleBank’s Fed Funds rate.

3.             Additional Terms.  Subject to the right of the Company, in its sole discretion, to accept a limited number of smaller subscriptions, the minimum subscription shall be for $50,000 principal amount of Notes, for an investment of fifty thousand dollars ($50,000).  Purchase of Notes in integral multiples of less than $1,000 will not be permitted.  In the event of oversubscription of the offering, all subscriptions shall be adjusted in such manner as the Company shall, in the exercise of its sole discretion, determine.

4.             Representations and Warranties.  The undersigned hereby represents and warrants to the Company and its directors, officers, employees, and agents, jointly and severally, as follows:

(a)           He/she (if a natural person) is a citizen of the United States and is at least 21 years of age.

(b)           The residence of the undersigned (if a natural person, or if a trust the location of principal offices) set forth below in the signature block is the true and correct principal residence (or principal office) of the undersigned and he/she has no present intention of becoming a resident or domiciliary of any other state, county, or jurisdiction.

(c)           He/she has had made available to him/her, and carefully read, and is familiar with, the Company’s periodic reports filed with the Securities and Exchange Commission and the Company’s joint proxy statement/prospectus filed with the Securities and Exchange Commission relating to the proposed acquisition by the Company of Fidelity & Trust Financial Corporation (“Fidelity”) and its subsidiaries (including the financial information regarding the Company and Fidelity contained therein) and other written information requested from and provided by the Company.  He/she is aware of, and understands, the proposed acquisition transaction and the risks related thereto.  He/she has been provided with sufficient opportunity to make inquiries of, and receive documents or other information from, the Company with respect to the operations and financial performance of the Company, and Fidelity.  He/she has received full and adequate responses to such inquiries and requests.

(d)           The undersigned understands and acknowledges that the future operating results or financial performance of the Company, and the value of the Notes and Company’s capital stock, are impossible to predict, and acknowledges and agrees that no representation of any kind whatsoever has been made by the Company or any of its affiliates with respect to the future operating results or financial performance of the Company, or the value of the Notes, and that any such representation with respect to such matters (including any financial or statistical projections or pro forma financial statements for any future period), if made or provided, has not been relied upon by the undersigned in making his or her investment in the Notes.

(e)           The undersigned understands and acknowledges that an investment in the Notes involves a degree of risk of loss of the undersigned’s investment in the Notes.

(f)            The undersigned has carefully considered, and to the extent he/she believes such discussions are necessary, discussed with his/her professional legal, tax, accounting and financial advisors the suitability of an investment in the Notes.  Taking into account his/her particular financial situation, the undersigned has determined that the Notes being subscribed for by him/her hereunder constitute a suitable investment for him/her.  Either alone, or together with his/her advisors, the undersigned possesses sufficient expertise to utilize the information provided by the Company to evaluate the risks of investment in the Notes and make an informed investment decision.

(g)           The Notes for which the undersigned hereby subscribes will be acquired by the undersigned for investment only, for the undersigned’s own account and not for the account of others, and not with a view to resale, distribution, or transfer of the same.  The Notes are not being purchased for subdivision or fractionalization thereof; and the undersigned has no present intention, and no contract, undertaking, agreement, or arrangement with any person or entity, to sell, pledge, hypothecate or otherwise transfer (with or without consideration) to any such person or entity any Notes for which the undersigned hereby subscribes, and the undersigned has no present plans or intention to enter into any such contract, undertaking, agreement, or arrangement, except, in the case of pledge or hypothecation, as previously disclosed to the Company.  In connection with any proposed pledge or hypothecation, the lender shall execute an acknowledgement of the restrictions on transfer contained herein, in the form attached a Exhibit A hereto.

(h)           The present financial condition of the undersigned is such that he/she is under no present or contemplated future need to dispose of any portion of the Notes for which the undersigned hereby subscribes to satisfy any existing or contemplated undertaking, need or indebtedness.  The undersigned’s overall commitment to investments which are not readily marketable, is not disproportionate to his/her net worth and his/her investment in the Company will not cause such overall commitment to become excessive.  The undersigned’s financial condition is such that he/she is able to bear the financial risk of losing his/her entire investment, and that after investing in the Notes he/she will have adequate measures of providing for all current income needs and contingencies, without regard to earnings, income or distributions, if any, on the Notes.

(i)            The undersigned acknowledges and agrees that the offer and sale of Notes is being effected in connection with the proposed closing of the Fidelity transaction in order to enable the Company to meet the conditions of the regulatory approvals relating to such transaction.  The undersigned understands and agrees that while it is intended that the Notes may be used to pay, in whole or in part, the subscription price of shares of capital stock which may in the future be offered by the Company, and that the Company currently expects to complete such an offering in the fourth quarter of 2008, there is no date by which the Company must commence or complete such offering. Additionally, although the Company currently expects that it will seek to redeem any Notes that are not used to pay the purchase price of shares of capital stock in an offering out of the proceeds of such offering of capital stock, the undersigned acknowledges and agrees that there is no date prior to the final maturity date of the Notes on which the Company must redeem or call the Notes, and there is no assurance that any future offering will provide sufficient funds to effect such a redemption; and that any redemption is subject to prior regulatory approval.

(j)            The information which the undersigned has furnished, herewith furnishes or shall furnish to the Company with respect to the financial condition, sophistication and/or accredited investor status, including but not limited to the information contained in this Agreement, is accurate and complete in all material respects.  Specifically, the undersigned represents and warrants that each of the categories initialed below accurately reflects the status of the undersigned, and further represents and warrants that except as marked to the contrary below (a) the undersigned is an accredited investor as that term is defined in the regulations of the Securities and Exchange Commission, and (b) the undersigned meets any additional suitability and/or financial standards or requirements which may be imposed in connection with the sale of the Notes by the law or regulations of the jurisdiction in which he/she resides.  (Initial those categories which apply)

(1)                                                                                The undersigned investor hereby represents that he/she is a director or executive officer of the Company.

(2)                                                                                The undersigned investor hereby represents that he/she is a natural person whose net worth at the time of purchase of the Notes, or joint net worth with the undersigned investor’s spouse, exceeds $1,000,000.

(3)                                                                                The undersigned investor hereby represents that he/she is a natural person who had income in excess of $200,000 in each of the two most recent years, or who had joint income with the undersigned investor’s spouse in excess of $300,000 in each of those years, and who reasonably expects to reach the same income level in the current year.  For the purpose of this category, “income” is the undersigned’s adjusted gross income, as reported on his/her federal income tax return, increased by the following amounts: (i) the amount of any tax-exempt interest income received under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletions under Section 611 of the Code; and (iv) amounts contributed to an IRA or retirement plan.

(4)                                                                                The undersigned investor hereby represents that it is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the common stock of the Company.

(5)                                                                                The undersigned investor hereby represents that it is a corporation, a Massachusetts or similar business trust, partnership, or an organization exempt under Section 501(c)(3) of the Internal Revenue Code, which has not been formed for the specific purpose of acquiring the securities offered, and which has total assets in excess of $5,000,000.

(6)                                                                                The undersigned investor hereby represents that it is a partnership, corporation or other entity all of whose equity owners satisfy one or more of the conditions set forth in (1) though (5), and a certification as to such status by each such equity owner is attached hereto.

(7)                                                                                The undersigned investor hereby represents that he/she/it is an accredited investor not described above, based on the following information:

(8)                                                                                The undersigned investor hereby represents that he/she/it is not an accredited investor.

(k)                                  The undersigned has not distributed the documents or other information received from the Company, or this Agreement to anyone other than his/her legal, tax, accounting and/or financial advisors, and no one except such representatives has used such documents, and the undersigned has not made any copies thereof.  The undersigned agrees that he/she shall keep confidential all information until such time as it is made public by an authorized representative of the Company.

5.             Certain Agreements Respecting Compliance with Securities Laws.  The certificates of the Company that will evidence the Notes for which the undersigned subscribes hereby will be imprinted with conspicuous legends in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED,

TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO IT.

The undersigned agrees that the Notes being subscribed for hereby will not be transferable under any circumstances except upon the conditions specified in this Section 5 and in accordance with the other restrictions herein contained.  The undersigned realizes that by becoming a holder of  securities subject to the restrictions set forth in the aforesaid legend, the undersigned agrees, prior to any transfer, to give written notice to the Company expressing the desire of the undersigned to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to counsel to the Company and the following provisions shall apply:

(a)           If, in the opinion of such counsel, the proposed transfer may be effected without registration under the Act and the State Acts, the Company will promptly thereafter notify the holder thereof, whereupon such holder shall be entitled to transfer such securities in accordance with the terms of the notice delivered by such holder to the Company and upon such further terms and conditions as shall be required by the Company to assure compliance with the Act and the State Acts; and the Company will deliver, upon surrender of the certificate representing such securities, in exchange therefor, a new certificate representing such securities, which new certificate may not bear a legend of the character set forth above if such counsel agrees that such legend is no longer required under the Act and the State Acts.

(b)           If, in the opinion of such counsel, the proposed transfer may not be effected without registration under the Act and the State Acts, a copy of such opinion shall be delivered promptly to the holder who has proposed such transfer, and such proposed transfer shall not be made unless such registration is then in effect.

(c)           Notwithstanding anything contained herein, the Note may be pledge or hypothecated by the undersigned in connection with a bona fide loan obtained for the purpose of funding the initial purchase of the Notes from the Company, provided that the Company is advised of such pledge or hypothecation and the lender provides the acknowledgement in the form attached as Exhibit A.  The undersigned agrees to provide copies of any such loan and pledge agreements to the Company upon request.

6.             Rejection or Termination of Subscription Agreement.  This Agreement may be rejected in whole or in part by the Company, and the Company may terminate or cancel the offering to which this Agreement relates, in its sole and absolute discretion at any time prior to the Closing of the sale of Notes under this Agreement.

7.             Notices.  Any notices or other communications required or permitted hereby shall be given by registered or certified U.S. first-class mail, postage prepaid, return receipt requested; if to the Company, at the address at the head of this Agreement, and if to the undersigned, at the address set forth below his/her signature hereto, or to such other address as either the Company or the undersigned shall designate to the other by notice in writing. All such notices and other communications shall be deemed to be received when given, as aforesaid.

8.             Successors and Assigns.  This Agreement shall be binding upon the Company and shall inure to the benefit of the Company and its successors and assigns.  This Agreement shall be binding upon and inure to the benefit of the undersigned and his/her heirs, personal and legal representatives and guardians.

Neither this Agreement nor any part of it shall be assignable by the undersigned.

9.             Maryland Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to agreements to be performed entirely within such state, and without reference to the choice or conflict of laws principles thereof, and to the extent it involves any United States statute, in accordance with the laws of the United States.

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IN WITNESS WHEREOF, the undersigned has executed, sealed and delivered this Agreement this             day of                             , 2008.

(Witness)	(Signature of Subscriber)

Name:	Age:

Residence Address:

Business Address:

Telephone No.: Office:	Residence:

Email Address:	Social Security No.:

Check to indicate to which address mailings should be directed:	☐ Business	☐ Residence

The name or names to be on the Note certificate or certificates and the address and Social Security Number/Tax Identification Number of such person(s) or entity(s) is as follows:

Name:

Address:

SSN/TIN:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE NOTES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR AN OPINION OF COUNSEL HAS BEEN DELIVERED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

AN INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK.  NO PERSON SHOULD INVEST IN THE NOTES UNLESS HE OR SHE CAN BEAR THE LOSS OF HIS OR HER ENTIRE INVESTMENT.

THE OFFERING IS BEING MADE ONLY TO PERSONS TO WHOM IT IS DELIVERED BY THE COMPANY AND THIS AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY THE SECURITIES OFFERED HEREBY TO ANY OTHER PERSON.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY ARE NOT A SAVINGS ACCOUNT OR DEPOSIT OF ANY BANK OR OTHER INSURED DEPOSITARY INSTITUTION, AND IT IS NOT INSURED BY THE UNITED STATES OR ANY AGENCY OR FUND OF THE UNITED STATES, INCLUDING THE FEDERAL DEPOSIT INSURANCE CORPORATION.

FORM OF PLEDGEE’S ACKNOWLEDGEMENT AND AGREEMENT

TO:         Eagle Bancorp, Inc.

The undersigned hereby advises Eagle Bancorp, Inc. (the “Company”) that the undersigned is the holder of a valid lien, security interest or other encumbrance (the “pledge”) secured by the below described Subordinated Notes due 2014 of the Company (the “Notes”).

The undersigned acknowledges that it has been provided with a copy of the Subscription Agreement submitted by the registered holder of the Notes (the “Agreement”), and that such Agreement contains limitations on the ability to transfer and sell the Notes, which such limitations are prescribed for the purpose of protecting the exemption from registration under the Securities Act of 1933, as amended and comparable provisions of state securities laws pursuant to which the Notes were issued without registration.

The undersigned hereby acknowledges and agrees that the transfer provisions of the Agreement are applicable to the Notes and that it shall abide by and comply with such provisions in the event that the undersigned acquires the Notes pursuant to the terms of the pledge agreement between the undersigned and the registered holder.  This agreement shall be binding upon the undersigned and the undersigned’s estate, heirs, successors, assigns, transferees and personal representatives.

IN WITNESS WHEREOF, the undersigned has set its hand, duly authorized, as of this       day of     , 20    .

Name:
Title:
Organization:

Pledged Securities:

Note Certificate No:

Initial Principal Amount:

Name of Registered Holder: